UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2011

NXXI INC.
(Exact name of registrant as specified in its charter)

New York	0-14983	11-2653613
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

Nutrition 21, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy and Receivership

Background

As previously disclosed, on August 26, 2011, Nutrition 21, Inc. (the “Company”), on its behalf and on behalf of its wholly-owned subsidiaries (together with the Company, the “Debtors”), filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (Case No. 11-23712) (the “Bankruptcy Case”).

The Chapter 11 petition was filed, among other purposes, to enable the Company to pursue a sale of all or substantially all of the Debtors’ assets under section 363 of the Bankruptcy Code.  As previously disclosed, on November 1, 2011, the Company completed an auction for the Debtors’ assets under section 363 of the Bankruptcy Code, as a result of which Nutrition 21 Acquisition Holding, LLC (the “Purchaser”) entered into an Amended and Restated Asset Purchase and Sale Agreement, dated as of November 1, 2011 (the “Amended Asset Sale Agreement”), with the Company and Nutrition 21, LLC to purchase substantially all of the Debtors’ assets (the “Sale”).

Bankruptcy Court Sale Order

On November 18, 2011, the Bankruptcy Court entered an order granting the Debtors’ motion to approve the Sale, including the assumption and assignment by Nutrition 21, LLC of that certain License and Supply Agreement between Probioferm, LLC, Probiohealth, LLC and Nutrition 21, LLC dated as of August 6, 2009 (as amended from time to time).

Completion of Sale

On November 22, 2011, the Debtors completed the Sale as contemplated by the Amended Asset Sale Agreement, whereupon the Purchaser acquired all of the rights, title and interests in and to substantially all of the Debtors’ assets, including, without limitation, the “Nutrition 21” trade name.

Pursuant to the terms of the Amended Asset Sale Agreement, the purchase price is $7,449,008.  The purchase price remains subject to potential post-closing adjustment, as set forth in the Amended Asset Sale Agreement.  The Sale proceeds will be used to satisfy the administrative expenses of the Debtors’ estates and claims of the Debtors’ creditors in the manner approved by the Bankruptcy Court.

The foregoing description of the Amended Asset Sale Agreement is only a summary and is qualified in its entirety by reference to the terms of the Amended Asset Sale Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 7, 2011 and is hereby incorporated herein by reference.

None of the stock issued by Company prior to the commencement of the Bankruptcy Case, including its Series J 8% Convertible Preferred Stock (the “Series J Preferred Stock”) and its common stock, are or will become securities of the Purchaser, which is an independent, non-Debtor company.  As further described in Item 7.01 below, the Company anticipates that there will be no remaining proceeds from the Sale available for distribution to holders of the Company’s common stock and that all classes of preferred and common stock will be cancelled in connection with winding down and dissolution of the Company.

Item 2.01	Completion of Acquisition or Disposition of Assets

Please see the disclosure set forth in Item 1.03 above under the caption “Completion of Sale,” which disclosure is hereby incorporated into this Item 2.01 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 23, 2011, the Company changed its name to “NXXI Inc.” by filing with the Secretary of State of the State of New York an amendment to its Certificate of Incorporation, and Nutrition 21, LLC changed its name to “NXXI SUB LLC” by filing with the Secretary of State of the State of New York an amendment to its Articles of Organization.

The foregoing description of the amendment to the Company’s Certificate of Incorporation and the amendment to Nutrition 21, LLC’s Articles of Organization is only a summary and is qualified in its entirety by reference to the terms of the Certificate of Amendment to the Certificate of Incorporation and the terms of the Certificate of Amendment to the Articles of Organization, a copy of each of which is attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are hereby incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On November 21, 2011, the Debtors filed with the Bankruptcy Court a First Amended Joint Chapter 11 Plan of Nutrition 21, Inc. et al. (the “Plan”) and a related amended disclosure statement pursuant to section 1125 of the Bankruptcy Code (the “Disclosure Statement”).  The Plan sets forth the manner in which claims of the Debtors’ creditors and security holders are to be treated.  The Plan is a liquidating plan of reorganization that is intended to reflect the terms of the Plan Support Agreement, dated as of August 26, 2011, entered into by the Company and holders of approximately 90% of the Company’s outstanding Series J Preferred Stock.  The Plan provides for a distribution of the Sale proceeds to be received from the Purchaser and the cancellation of all classes of preferred and common stock of the Company.  The Plan does not provide for a vote on confirmation by holders of the Company’s common stock, as the Company’s common stockholders are not receiving or retaining any assets under the Plan.

The Disclosure Statement, among other things, provides information about the Debtors and the Plan, including the Sale to the Purchaser of substantially all of the Debtors’ assets.  The Disclosure Statement also describes the procedures for the solicitation of acceptances or rejections of the Plan and indicates which classes of claim holders or equity holders are entitled to vote on the Plan.

On November 21, 2011, the Bankruptcy Court conditionally approved the adequacy of information in the Disclosure Statement and authorized the Debtors to send the Disclosure Statement, the Plan and ballots to claim holders and equity holders entitled to vote on the Plan.  As set forth in the Disclosure Statement, to be counted, votes of claim holders or equity holders entitled to vote on the Plan must be received by counsel for the Debtors no later than 4:00 P.M. Eastern time on December 16, 2011.

The Plan is subject to confirmation, and the Disclosure Statement is subject to final approval, by the Bankruptcy Court.  The Bankruptcy Court is scheduled to hold a hearing to consider such confirmation and approval on December 22, 2011.

The foregoing description of the Plan and the Disclosure Statement is only a summary and is qualified in its entirety by reference to the terms of the Plan and the Disclosure Statement, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated herein by reference.  Copies of the Plan and the Disclosure Statement may be viewed by accessing the Bankruptcy Court’s website at http://www.nysb.uscourts.gov.  The information set forth on such website shall not be deemed to be a part of or incorporated by reference into this Current Report on Form 8-K.  Information currently contained in the Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise.

Cautionary Statement Regarding Disclosure Statement

The Disclosure Statement contains a liquidation analysis at Exhibit 2 thereto which was prepared for purposes of the Bankruptcy Case (the “Financial Information”).  The Company cautions investors and potential investors not to place undue reliance upon the Financial Information, which was not prepared and is not disclosed for the purpose of providing the basis for any investment decision relating to any securities of the Company.  The Financial Information has not been audited or reviewed by the Company’s independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States and may be subject to future reconciliation and adjustments.  The Financial Information contains information different from that required to be included in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or reports pursuant to the Exchange Act.  The Financial Information should not be viewed as indicative of future results and should not be used as a basis for making investment decisions regarding the Company’s securities.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 to Form 8-K, the information disclosed in this Item 7.01 and the related exhibits incorporated herein by reference shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as may be expressly set forth by specific reference in such a filing.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation

3.2	Certificate of Amendment to the Articles of Organization

99.1	First Amended Joint Chapter 11 Plan of Nutrition 21, Inc. et al.

99.2	Amended Disclosure Statement, Pursuant to 11 U.S.C. § 1125, with Respect to First Amended Joint Chapter 11 Plan of Nutrition 21, Inc. et al.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements which are intended to fall within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act.  The words “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “might,” “possible,” “potential,” “propose,” “seek,” “should,” “will,” “would” and other similar expressions generally identify (but are not the exclusive means of identifying) forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

The forward-looking statements contained herein are based largely on the Company’s current expectations and assumptions and are subject to a number of risks and uncertainties, including without limitation: the process and outcome of the Bankruptcy Case; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Bankruptcy Case; the Company’s ability to obtain Bankruptcy Court confirmation of and to consummate the Plan; the effects of the Bankruptcy Case on the Company and the interests of various creditors, equity holders and other constituents; Bankruptcy Court rulings in connection with the Bankruptcy Case; the length of time the Company will operate under the Bankruptcy Case; risks associated with third-party motions in the Bankruptcy Case; the potential effects of the Bankruptcy Case on the Company’s liquidity or results of operations; increased legal costs relating to the Bankruptcy Case; the Company’s ability to maintain contracts that are critical to its operations, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives, managers and employees; the effect of the expiration of patents; regulatory issues; uncertainty in the outcomes of clinical trials; changes in external market factors; changes in the Company’s business or strategy or an inability to execute its strategy due to changes in its industry or the economy generally; the emergence of new or growing competitors; various other competitive factors; risks and uncertainties identified in the Plan and the Disclosure Statement; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2011, or that have not yet been identified by the Company’s management.

Actual results could differ materially from the results referred to in the forward-looking statements.  In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this Current Report on Form 8-K will in fact occur.  The Company makes no commitment to revise or update any forward-looking statements to reflect any facts, events or circumstances after the date any such statement is made that may bear upon any forward-looking statements.

The foregoing and other factors, including the terms of any reorganization plan ultimately confirmed, may affect the value of the Debtors’ pre-petition liabilities and outstanding securities.  Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.  In particular, the Company cautions that any trading in shares of the Company’s common stock during the pendency of the Bankruptcy Case will be highly speculative and will pose substantial risks.  The Plan provides that no distributions will be made in respect of the Company’s common stock.  Moreover, the Company expects that the currently outstanding shares of its common stock will be cancelled and extinguished following the effectiveness of the Plan and in such event, the holders of the Company’s common stock will not be entitled to receive or retain any cash, securities or other property on account of their cancelled shares of common stock.  As a result of the foregoing, the Company believes that its currently outstanding common stock has little, if any, value, and urges extreme caution with respect to any existing or future investments in its common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

NXXI Inc. f/k/a Nutrition 21, Inc.
(Registrant)

Date: November 23, 2011	By:	/s/ Michael A. Zeher
Michael A. Zeher
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation

3.2	Certificate of Amendment to the Articles of Organization

99.1	First Amended Joint Chapter 11 Plan of Nutrition 21, Inc. et al.

99.2	Amended Disclosure Statement, Pursuant to 11 U.S.C. § 1125, with Respect to First Amended Joint Chapter 11 Plan of Nutrition 21, Inc. et al.